UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 3, 2013
                Date of report (Date of earliest event reported)


                                 WEBFOLIO, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              333-182970                                   99-0370768
        (Commission File Number)               (IRS Employer Identification No.)


  1129 8 Street S.E. Calgary AB Canada                      T2G 2Z6
(Address of Principal Executive Offices)                   (Zip Code)

                                 (403) 863-6225
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On September 2, 2009, the registrant engaged PLS, CPA of 4725 Mercury Street #210, San Diego, CA 92111, as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted PLS, CPA regarding any of the matters set forth in Item 304(a)(1) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2013


By: /s/ Robin Thompson
   --------------------------------------
Name:  Robin Thompson
Title: President & Director


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